Summary Prospectus May 1, 2012
CLASS A (IRFAX) and CLASS C (IRFCX) SHARES

Cohen & Steers International Realty Fund

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers International Realty Fund, Inc. (the Fund) is total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You in the Fund’s prospectus (the Prospectus) and Reducing the Initial Sales Load on Class A Shares of the Fund’s statement of additional information (the SAI).

	Class A	Class C
Shareholder Fees
(fees paid directly from your investment):
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%(1)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses	0.31%	0.31%
Service Fee	0.10%	0.25%

Total Annual Fund Operating Expenses	1.61%	2.26%

(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$606	$935	$1,287	$2,275

Class C shares
Assuming redemption at the end of the period	$329	$706	$1,210	$2,595
Assuming no redemption at the end of the period	$229	$706	$1,210	$2,595

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in a portfolio of non-U.S. real estate equity securities. Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable

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income to its shareholders. Foreign REITs and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs in their respective countries. While the Fund is not limited to investing in REIT-like entities, it is expected that the Fund will invest a significant percentage of its portfolio in these types of entities.

Under normal market conditions, the Fund expects to have investments across different countries and regions. The Fund may, however, invest up to 20% of its total assets in the equity securities of U.S. REITs and other U.S. real estate companies. The non-U.S. companies in which the Fund invests may include those domiciled in emerging markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund may invest up to 15% of its total assets in emerging market companies.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

PRINCIPAL RISKS

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these equity securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Common Stock Risk

While common stock has historically generated higher average returns than fixed-income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Real Estate Market Risk

Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.

REIT Risk

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Foreign (Non-U.S.) and Emerging Market Securities Risk

Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future.

Smaller Companies Risk

Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, real estate company shares can be more volatile than—and at times will perform differently from—large company stocks.

Foreign Currency and Currency Hedging Risk

Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.

Preferred Securities Risk

There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call, reinvestment and income risk, limited liquidity, limited voting rights and special redemption rights.

Non-Diversification Risk

As a “non-diversified” investment company, the Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Fund may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.

CLASS A SHARES

ANNUAL TOTAL RETURNS*

Highest quarterly return during this period: 36.40%

(quarter ended June 30, 2009)

Lowest quarterly return during this period: –26.29%

(quarter ended December 31, 2008)

*	The annual total returns for the Class C shares of the Fund are substantially similar to the annual returns of the Class A shares, because the assets of both classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.

Average Annual Total Returns

(for the periods ended December 31, 2011)

	1 Year	5 Years	Since Inception (March 31, 2005)
Class A Shares
Return Before Taxes	–20.80%	–9.40%	0.39%
Return After Taxes on Distributions	–20.98%	–10.53%	–0.70%
Return After Taxes on Distributions and Sale of Fund Shares	–13.01%	–8.00%	0.04%
Class C Shares
Return Before Taxes	–18.39%	–9.15%	0.43%

FTSE EPRA/NAREIT Developed ex US Index Net TRI (reflects no deduction for fees, expenses or taxes)	–15.64%	–7.85%	2.52%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)(1)	2.11%	–0.25%	3.06%

(1) The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

After-tax returns are shown for Class A shares only. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

Advisor

Cohen & Steers Capital Management, Inc. (the Advisor)

Subadvisors

Cohen & Steers Europe S.A. (CNS Europe)

Cohen & Steers Asia Limited (CNS Asia)

Cohen & Steers UK Limited (CNS UK)

Portfolio Managers

The Fund’s portfolio managers are:

Martin Cohen—Director and Co-Chairman of the Fund. Mr. Cohen has been a portfolio manager of the Fund since inception.

Robert H. Steers—Director and Co-Chairman of the Fund. Mr. Steers has been a portfolio manager of the Fund since inception.

Joseph M. Harvey—Vice President of the Fund. Mr. Harvey has been a portfolio manager of the Fund since inception.

Jon Cheigh—Mr. Cheigh has been a portfolio manager of the Fund since 2012.

Gerios J.M. Rovers—Mr. Rovers has been a portfolio manager of the Fund since inception.

Luke Sullivan—Mr. Sullivan has been a portfolio manager of the Fund since 2008.

Rogier Quirijns—Mr. Quirijns has been a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $1,000. Additional investments must be at least $250.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (NYSE) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.

Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, Massachusetts 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains up to the extent of the Fund’s current and accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

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